UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2026

INTUITIVE MACHINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40823	36-5056189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13467 Columbia Shuttle Street

Houston, TX 77059

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 520-3703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	LUNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2026, Intuitive Machines, LLC (“Buyer”), a wholly owned subsidiary of Intuitive Machines, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) with Goonhilly Holdings USA Inc., pursuant to which Buyer acquired all of the issued and outstanding membership interests of COMSAT LLC (formerly Goonhilly Inc.) (“COMSAT”) for a base cash purchase price of $10 million and reimbursement of expenses, which amount is subject to adjustments for cash, debt, working capital and specified capital expenditures, including a post-closing true-up. The MIPA is part of the acquisition of the Goonhilly group’s UK and U.S. operations pursuant to the Share Purchase Agreement, dated May 14, 2026, by and among the Company, Buyer and Goonhilly Holdings Limited (the “SPA”), (the transactions collectively, the “Goonhilly Acquisition”), as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2026 (the “Goonhilly Signing 8-K”).

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the MIPA, which will be filed as an exhibit to a subsequent filing, which may include a periodic report.

Item 7.01 Regulation FD Disclosure.

On August 3, 2026, the Company issued a press release announcing the consummation of the Goonhilly Acquisition. A copy of the press release, dated August 3, 2026, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Current Report on Form 8-K pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On August 3, 2026, the Company consummated the Goonhilly Acquisition. Pursuant to the SPA, Buyer acquired all of the issued and outstanding shares of Goonhilly Earth Station Limited, a ground station and satellite communications company incorporated in England and Wales (the “UK Acquisition”). The aggregate consideration for the UK Acquisition (the “UK Consideration”) was £37.0 million, split equally between cash and stock, as previously disclosed in the Goonhilly Signing 8-K. The stock portion consisted of 960,649 shares of the Company’s Class A common stock, par value $0.0001 per share. The UK Consideration is subject to post-closing adjustments. As described in Item 1.01 above, Buyer also acquired all of the issued and outstanding membership interests of COMSAT pursuant to the MIPA.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2026	INTUITIVE MACHINES, INC.

	By:	/s/ Peter McGrath
Name: Peter McGrath
Title: Chief Financial Officer and Senior Vice President